UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 25, 2022

(Date of earliest event reported)

QUANTA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56025	81-2749032
(State of Incorporation)	Commission File Number	(IRS EIN)

632 S Glenwood Place

Burbank, CA 91506

(Address of principal executive offices)

(818) 659-8052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered.
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 18, 2022, Quanta Inc. (the “Company”) received a letter of resignation from its principal independent accountant, Weinberg & Company, P.A. (“Weinberg”), terminating its engagement with the Company, which resignation was effective immediately. In conjunction with its resignation, Weinberg withdrew its consent on the interim financial statements included in the Registrant’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021, and September 30, 2021. A copy of Weinberg’s April 18, 2022, letter to the Company is furnished hereto as Exhibit 16.1 with the filing of this Current Report on Form 8-K. There were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Weinberg’s engagement up to the date of resignation which disagreements that, if not resolved to Weinberg’s satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2020 and 2019, and subsequently up to the date of resignation. The audit report of Weinberg on the financial statements of the Company as of December 31, 2020, did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles, except for Weinberg’s explanatory paragraph regarding the Company’s ability to continue as a going concern. A letter from Weinberg was provided to the Company addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Weinberg in this Current Report on Form 8-K. A copy of such letter is furnished hereto as Exhibit 16.2 with the filing of this Current Report on Form 8-K.

On April 21, 2022, the Company engaged Grassi & Co, CPAs, P.C. (“Grassi”), as the Company’s independent registered public accounting firm for the year ending December 31, 2022 subject to Grassi’s completion of its client acceptance process.

Item 9.01 Exhibits.

Exhibit No.	Description
16.1	Letter of Resignation of Weinber & Company, P.A., dated April 18, 2022
16.2	Letter of Weinberg & Company, P.A., dated April 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanta, Inc.

Dated: April 27, 2022	By:	/s/ Arthur Mikaelian
Arthur Mikaelian, CEO